Statistical Supplement

Second Quarter 2026

Lincoln Financial

Notes ...
1-3
Credit Ratings ...	4
Consolidated
Consolidated Statements of Income (Loss) ................................................................................................................................................................................................	5

Consolidated Balance Sheets ...
6-7
Earnings, Shares and Return on Equity ...	8
Key Stakeholder Metrics ...	9
Select Earnings Drivers By Segment ...	10
Sales By Segment ...	11
Operating Revenues and General and Administrative Expenses By Segment and Other Operations......................................................................................................	12
Operating Commissions and Other Expenses .............................................................................................................................................................................................	13
Select Earnings and Operational Data from Business Segments and Other Operations
Annuities ...	14
Life Insurance ...	15
Group Protection ...	16
Retirement Plan Services ...	17
Other Operations ...	18
Account Balance Roll Forwards

Annuities ...
19-20
Life Insurance ...	21
Retirement Plan Services ...	22
Investment Information
Fixed-Income Asset Class ...	23
Fixed-Income Credit Quality ...	24
GAAP to Non-GAAP Reconciliations

Select GAAP to Non-GAAP Reconciliations .................................................................................................................................................................................................
25-29

Lincoln Financial
Notes

Non-GAAP Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 25.
Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income (loss) excluding the effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
• Income (loss) from discontinued operations;
• Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
• Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.
Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.
Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity and IUL products (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.
Management believes that the use of the non-GAAP financial measures adjusted income (loss) from operations, adjusted income (loss) from operations available to common stockholders, adjusted income (loss) from operations per diluted share available to common stockholders and adjusted operating revenues is helpful to investors in evaluating the company’s performance.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Management believes that excluding the following items from adjusted income (loss) from operations enhances understanding of the underlying trends and long-term performance of the company’s business. Management excludes “net annuity product features” as this adjustment primarily represents the difference between the valuation of reserves and the valuation of derivatives utilized for hedging our variable annuity and indexed annuity products, which can fluctuate significantly from period to period based on changes in equity markets and interest rates. This difference is due to the hedge focus on managing risks to statutory capital as opposed to the GAAP reserves. Management excludes “net life insurance product features” for similar reasons. In addition, management excludes “credit loss-related adjustments” and “investment gains (losses)” as the timing of changes in allowances or sales of credit-impaired investments depends largely on market credit cycles and can vary considerably from period to period and the timing of other sales of investments that would result in gains or losses is driven by market conditions, including interest rates, and other factors. Management excludes “changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans” as this adjustment represents the economics of investments in underlying funds withheld portfolios supporting reinsurance agreements that have been transferred to third-party reinsurers, which is not indicative of our ongoing results.
Finally, management excludes from adjusted income (loss) from operations certain additional items (as set forth in the definition above) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management believes excluding these items better explains the results of the company’s ongoing businesses in a manner that allows for enhanced understanding of underlying trends, company performance and business fundamentals.
Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding accumulated other comprehensive income (loss) (“AOCI”) and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors to analyze our net worth because it eliminates market movements that can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, changes in MRBs, GLB and GDB hedge instruments gains (losses), and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors to analyze our net worth because it eliminates the effect of market movements that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.
Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. Management believes that using book value per share, excluding AOCI enables investors to analyze the amount of our net worth that is attributable to our business operations. Book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. Management believes that using adjusted book value per share enables investors to analyze the amount of our net worth that is attributable to our business operations. Adjusted book value per share is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.
Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.
Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted net income (loss) and adjusted income (loss) from operations earnings per share calculations.
Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE above and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE on page 2 for further information on how these metrics are calculated. Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL) and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Certain amounts reported in prior periods have been reclassified to conform to the presentation adopted in the current period.
Statistical Supplement is Dated
This document is dated July 30, 2026, and has not been updated since that date. Lincoln Financial does not intend to update this document.

Lincoln Financial
Credit Ratings

Ratings as of July 30, 2026
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
John Muething, Vice President,
Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Revenues
Insurance premiums	$1,682	$1,637	$1,671	$1,674	$1,715	2.0%	$3,358	$3,388	0.9%
Fee income	1,348	1,392	1,416	1,377	1,406	4.3%	2,721	2,783	2.3%
Net investment income	1,471	1,544	1,597	1,605	1,625	10.5%	2,934	3,230	10.1%
Realized gain (loss)	(641)	(216)	47	466	(406)	36.7%	(631)	60	109.5%
Other revenues	184	198	191	184	202	9.8%	353	387	9.6%
Total revenues	4,044	4,555	4,922	5,306	4,542	12.3%	8,735	9,848	12.7%

Expenses
Benefits and policyholder liability remeasurement	1,906	1,927	1,927	2,009	1,866	-2.1%	3,916	3,875	-1.0%
Interest credited	916	954	984	999	1,024	11.8%	1,805	2,023	12.1%
Market risk benefit (gain) loss	(940)	(343)	(382)	987	(1,460)	-55.3%	353	(473)	NM
Commissions and other expenses	1,327	1,414	1,397	1,476	1,387	4.5%	2,695	2,862	6.2%
Interest and debt expense	(13)	79	81	81	82	NM	67	164	144.8%
Total expenses	3,196	4,031	4,007	5,552	2,899	-9.3%	8,836	8,451	-4.4%
Income (loss) before taxes	848	524	915	(246)	1,643	93.8%	(101)	1,397	NM
Federal income tax expense (benefit)	149	79	161	(74)	311	108.7%	(78)	237	NM
Net income (loss)	699	445	754	(172)	1,332	90.6%	(23)	1,160	NM
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(46)	(46)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	2	(5)	—	NM	—	(5)	NM
Net income (loss) available to common
stockholders – diluted	$688	$411	$745	$(211)	$1,321	92.0%	$(69)	$1,109	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$3.80	$2.12	$3.80	$(1.10)	$6.72	76.8%	$(0.39)	$5.65	NM

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$67,371	$68,351	$69,045	$68,284	$67,901	0.8%
U.S. government bonds	564	619	869	919	962	70.6%
State and municipal bonds	2,254	2,235	2,147	2,124	2,067	-8.3%
Foreign government bonds	239	244	226	202	203	-15.1%
Residential mortgage-backed securities	2,063	2,118	2,122	2,063	1,953	-5.3%
Commercial mortgage-backed securities	1,972	2,150	2,502	2,669	2,888	46.5%
Asset-backed securities	14,658	14,706	16,282	17,703	18,898	28.9%
Hybrid and redeemable preferred securities	265	257	255	236	213	-19.6%
Total fixed maturity AFS securities, net of allowance for credit losses	89,386	90,680	93,448	94,200	95,085	6.4%
Trading securities	1,909	1,853	1,676	1,552	1,515	-20.6%
Equity securities	341	542	636	475	456	33.7%
Mortgage loans on real estate, net of allowance for credit losses	21,996	22,230	22,472	22,825	23,406	6.4%
Policy loans	2,552	2,584	2,626	2,606	2,596	1.7%
Derivative investments	8,349	10,427	9,945	8,337	11,382	36.3%
Other investments	7,276	7,786	8,105	8,742	8,870	21.9%
Total investments	131,809	136,102	138,908	138,737	143,310	8.7%
Cash and invested cash	7,143	10,668	9,502	7,345	10,165	42.3%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,604	12,681	12,827	12,886	12,918	2.5%
Reinsurance recoverables, net of allowance for credit losses	28,440	28,665	28,012	27,688	27,225	-4.3%
Deposit assets, net of allowance for credit losses	31,754	33,066	33,690	33,597	33,619	5.9%
Market risk benefit assets	4,577	4,694	4,753	4,303	5,077	10.9%
Accrued investment income	1,136	1,172	1,122	1,170	1,169	2.9%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	7,516	7,223	7,154	7,248	6,918	-8.0%
Separate account assets	172,942	179,860	180,092	172,043	188,252	8.9%
Total assets	$399,065	$415,275	$417,204	$406,161	$429,797	7.7%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$129,209	$133,223	$136,245	$135,683	$139,510	8.0%
Future contract benefits	41,053	41,852	42,077	42,010	42,177	2.7%
Funds withheld reinsurance liabilities	16,700	17,559	17,922	17,564	16,808	0.6%
Market risk benefit liabilities	1,205	1,190	1,118	1,127	895	-25.7%
Deferred front-end loads	7,119	7,349	7,586	7,804	8,059	13.2%
Payables for collateral on investments	8,466	11,153	7,954	6,556	9,232	9.0%
Short-term debt	—	—	400	400	400	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 9 for details)	868	868	868	868	868	0.0%
Financial	4,899	4,904	4,998	5,101	5,597	14.2%
Other liabilities	7,056	6,865	7,038	6,793	6,650	-5.8%
Separate account liabilities	172,942	179,860	180,092	172,043	188,252	8.9%
Total liabilities	389,517	404,823	406,298	395,949	418,448	7.4%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	5,545	5,574	5,592	5,602	5,619	1.3%
Retained earnings	7,409	7,731	8,386	8,091	9,322	25.8%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(4,750)	(3,930)	(3,964)	(4,900)	(4,621)	2.7%
Market risk benefit non-performance risk gain (loss)	114	(58)	(261)	179	(225)	NM
Policyholder liability discount rate remeasurement gain (loss)	569	474	480	566	580	1.9%
Foreign currency translation adjustment	(14)	(18)	(18)	(20)	(20)	-42.9%
Funded status of employee benefit plans	(311)	(307)	(295)	(292)	(292)	6.1%
Total accumulated other comprehensive income (loss)	(4,392)	(3,839)	(4,058)	(4,467)	(4,578)	-4.2%
Total stockholders’ equity	9,548	10,452	10,906	10,212	11,349	18.9%
Total liabilities and stockholders’ equity	$399,065	$415,275	$417,204	$406,161	$429,797	7.7%

Lincoln Financial
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Income (Loss)
Net income (loss)	$699	$445	$754	$(172)	$1,332	90.6%	$(23)	$1,160	NM
Pre-tax adjusted income (loss) from operations	517	506	524	427	528	2.1%	879	955	8.6%
After-tax adjusted income (loss) from operations (1)	438	431	445	360	450	2.7%	752	810	7.7%
Adjusted operating tax rate	15.4%	14.8%	15.0%	15.8%	14.6%		14.4%	15.2%
Adjusted income (loss) from operations available to
common stockholders (1)	427	397	434	326	439	2.8%	706	764	8.2%

ROE
Net income (loss) ROE	31.5%	17.8%	28.3%	-6.5%	49.4%		-0.5%	21.7%
Adjusted income (loss) from operations available to common
stockholders, excluding AOCI and preferred stock ROE	14.0%	12.1%	12.7%	9.4%	12.3%		11.7%	10.9%
Adjusted income (loss) from operations ROE	12.9%	11.3%	12.1%	8.8%	11.6%		11.0%	10.2%

Per Common Share
Net income (loss) (diluted) (2)	$3.80	$2.12	$3.80	$(1.10)	$6.72	76.8%	$(0.39)	$5.65	NM
Adjusted income (loss) from operations (diluted) (3)	2.36	2.04	2.21	1.66	2.24	-5.1%	3.97	3.89	-2.0%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	0.90	0.90	0.0%

Book Value Per Common Share
Book value per share	$44.91	$49.56	$51.88	$47.87	$53.68	19.5%	$44.91	$53.68	19.5%
Book value per share, excluding AOCI (4)	67.95	69.66	73.10	71.06	77.39	13.9%	67.95	77.39	13.9%
Adjusted book value per share (4)	72.77	74.23	76.33	77.77	79.45	9.2%	72.77	79.45	9.2%

Common Shares
End-of-period – basic	190.6	191.0	191.2	192.7	193.0	1.3%	190.6	193.0	1.3%
Average for the period – basic	177.2	190.8	191.1	191.9	192.9	8.9%	174.3	192.4	10.4%
End-of-period – diluted	194.0	196.0	196.7	196.3	196.5	1.3%	194.0	196.5	1.3%
Average for the period – diluted (5)	180.6	195.0	196.3	196.5	196.4	8.7%	177.7	196.5	10.6%

(1) See reconciliation to net income (loss) and net income (loss) available to common stockholders – diluted on page 25.
(2) Due to reporting a net loss for the three months ended March 31, 2026 and six months ended June 30, 2025, basic shares were used in the diluted EPS calculation for these periods as the use of diluted shares would have resulted in a lower loss per share. Additionally, the diluted EPS calculation for the three months ended March 31, 2026, reflects the assumed settlement of certain deferred units of LNC stock in our deferred compensation plans.
(3) See reconciliation to earnings (loss) per common share – diluted on page 27.
(4) See reconciliation to stockholders’ equity and book value per common share on page 29.
(5) Represents shares used in our adjusted income (loss) from operations – diluted per share calculations.

Lincoln Financial
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Cash Returned to Common Stockholders – Common Dividends	$77	$85	$85	$86	$86	11.7%	$154	$172	11.7%

Cash Returned to Preferred Stockholders – Preferred Dividends	$11	$34	$11	$34	$11	0.0%	$46	$46	0.0%

Leverage Ratio
Short-term debt (1)	$—	$—	$400	$400	$400	NM
Long-term debt	5,767	5,772	5,866	5,969	6,465	12.1%
Total debt	5,767	5,772	6,266	6,369	6,865	19.0%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	6,753	6,758	7,252	7,355	7,851	16.3%
Less:
Operating debt (2)	868	868	868	868	868	0.0%
Prefunding of upcoming debt maturities (3)	—	—	400	400	400	NM
Prefunding of repurchase and/or redemption of shares
of outstanding preferred stock (3)	—	—	—	—	500	NM
25% of capital securities and subordinated notes	247	247	247	247	372	50.6%
50% of preferred stock, net of prefunding	493	493	493	493	243	-50.7%
Carrying value of fair value hedges and other items	119	119	114	112	108	-9.2%
Total numerator	$5,026	$5,031	$5,130	$5,235	$5,360	6.6%
Adjusted stockholders’ equity (4)	$13,873	$14,180	$14,595	$14,987	$15,340	10.6%
Add:
25% of capital securities and subordinated notes	247	247	247	247	372	50.6%
50% of preferred stock, net of prefunding	493	493	493	493	243	-50.7%
Total numerator	5,026	5,031	5,130	5,235	5,360	6.6%
Total denominator	$19,639	$19,951	$20,465	$20,962	$21,315	8.5%

Leverage ratio	25.6%	25.2%	25.1%	25.0%	25.1%

Holding Company Available Liquidity (3)	$466	$461	$1,055	$1,205	$1,803	286.9%

Holding Company Available Liquidity, Net of Prefunding	$466	$461	$655	$805	$903	93.8%

(1) As of June 30, 2026, consists of $400 million principal amount of our 3.625% Senior Notes due December 12, 2026.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(3) Holding company available liquidity includes prefunding of upcoming debt maturities and prefunding of repurchase and/or redemption of shares of outstanding preferred stock.
(4) See reconciliation to stockholders’ equity on page 29.

Lincoln Financial
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Annuities
Operating revenues	$1,214	$1,270	$1,308	$1,283	$1,341	10.5%	$2,412	$2,624	8.8%
Deposits	4,024	4,470	4,890	3,941	3,520	-12.5%	7,823	7,461	-4.6%
Net flows	(1,162)	(1,143)	(1,227)	(2,196)	(2,917)	NM	(2,838)	(5,114)	-80.2%
Average account balances, net of reinsurance	159,806	170,318	174,668	175,173	178,812	11.9%	161,877	177,240	9.5%
Alternative investment income (1)	3	2	3	3	1	-66.7%	6	4	-33.3%

Life Insurance
Operating revenues	$1,602	$1,610	$1,643	$1,628	$1,572	-1.9%	$3,188	$3,200	0.4%
Deposits	1,281	2,247	1,457	1,253	1,673	30.6%	2,500	2,927	17.1%
Net flows	633	1,659	974	634	1,133	79.0%	1,202	1,768	47.1%
Average account balances, net of reinsurance	45,147	47,503	49,150	49,232	50,981	12.9%	44,769	50,107	11.9%
Average in-force face amount	1,069,688	1,067,503	1,065,813	1,062,558	1,059,320	-1.0%	1,072,273	1,060,939	-1.1%
Alternative investment income (1)	94	95	115	121	47	-50.0%	163	168	3.1%

Group Protection
Operating revenues	$1,538	$1,507	$1,535	$1,554	$1,576	2.5%	$3,059	$3,129	2.3%
Insurance premiums	1,386	1,352	1,380	1,399	1,420	2.5%	2,757	2,819	2.2%
Alternative investment income (1)	2	2	3	2	2	0.0%	3	4	33.3%

Retirement Plan Services
Operating revenues	$331	$343	$352	$346	$353	6.6%	$658	$699	6.2%
Deposits	3,594	5,008	3,939	4,142	3,736	4.0%	7,709	7,878	2.2%
Net flows	(585)	755	(998)	(213)	(2,425)	NM	(2,768)	(2,638)	4.7%
Average account balances	111,734	119,259	123,533	124,766	128,344	14.9%	112,772	127,049	12.7%
Alternative investment income (1)	2	2	3	3	2	0.0%	4	5	25.0%

Consolidated
Adjusted operating revenues (2)	$4,726	$4,780	$4,894	$4,868	$4,926	4.2%	$9,411	$9,794	4.1%
Deposits	8,899	11,725	10,286	9,336	8,929	0.3%	18,032	18,266	1.3%
Net flows	(1,114)	1,271	(1,251)	(1,775)	(4,209)	NM	(4,404)	(5,984)	-35.9%
Average account balances, net of reinsurance	316,687	337,080	347,351	349,171	358,137	13.1%	319,418	354,396	11.0%
Alternative investment income (1)	101	101	124	129	52	-48.5%	176	181	2.8%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 26.

Lincoln Financial
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Sales
Annuities:
RILA	$1,447	$1,457	$1,936	$1,822	$1,599	10.5%	$2,739	$3,421	24.9%
Fixed	1,221	1,368	1,227	716	604	-50.5%	2,083	1,320	-36.6%
Traditional variable with GLBs	935	1,080	1,119	867	639	-31.7%	2,033	1,506	-25.9%
Traditional variable without GLBs	416	562	607	534	673	61.8%	952	1,207	26.8%
Total Annuities	$4,019	$4,467	$4,889	$3,939	$3,515	-12.5%	$7,807	$7,454	-4.5%

Life Insurance:
IUL/UL	$28	$25	$42	$29	$23	-17.9%	$52	$52	0.0%
MoneyGuard®	29	31	35	29	32	10.3%	58	61	5.2%
VUL	15	26	36	22	35	133.3%	30	57	90.0%
Term	15	15	14	16	13	-13.3%	28	29	3.6%
Executive Benefits	34	201	15	33	113	232.4%	50	146	192.0%
Total Life Insurance	$121	$298	$142	$129	$216	78.5%	$218	$345	58.3%

Group Protection:
Life	$104	$50	$136	$97	$83	-20.2%	$205	$180	-12.2%
Disability	70	47	232	45	65	-7.1%	118	110	-6.8%
Dental	13	19	23	8	7	-46.2%	21	15	-28.6%
Total Group Protection	$187	$116	$391	$150	$155	-17.1%	$344	$305	-11.3%

Percent employee-paid	58.7%	46.5%	28.7%	70.7%	56.6%		64.9%	63.5%

Retirement Plan Services:
First-year sales	$1,222	$2,440	$1,683	$1,134	$941	-23.0%	$2,326	$2,076	-10.7%
Recurring deposits	2,372	2,568	2,256	3,008	2,795	17.8%	5,383	5,802	7.8%
Total Retirement Plan Services	$3,594	$5,008	$3,939	$4,142	$3,736	4.0%	$7,709	$7,878	2.2%

Lincoln Financial
Operating Revenues and General and Administrative Expenses By Segment and Other Operations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Operating Revenues
Annuities	$1,214	$1,270	$1,308	$1,283	$1,341	10.5%	$2,412	$2,624	8.8%
Life Insurance	1,602	1,610	1,643	1,628	1,572	-1.9%	3,188	3,200	0.4%
Group Protection	1,538	1,507	1,535	1,554	1,576	2.5%	3,059	3,129	2.3%
Retirement Plan Services	331	343	352	346	353	6.6%	658	699	6.2%
Other Operations	41	50	56	57	84	104.9%	94	142	51.1%
Total adjusted operating revenues	$4,726	$4,780	$4,894	$4,868	$4,926	4.2%	$9,411	$9,794	4.1%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$110	$108	$122	$111	$116	5.5%	$218	$227	4.1%
Life Insurance	122	121	130	119	124	1.6%	241	243	0.8%
Group Protection	206	200	215	211	217	5.3%	408	429	5.1%
Retirement Plan Services	80	80	87	86	89	11.3%	161	175	8.7%
Other Operations	55	62	65	62	58	5.5%	120	119	-0.8%
Total	$573	$571	$619	$589	$604	5.4%	$1,148	$1,193	3.9%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	9.1%	8.5%	9.3%	8.6%	8.6%		9.0%	8.6%
Life Insurance	7.6%	7.5%	7.9%	7.3%	7.9%		7.6%	7.6%
Group Protection	13.4%	13.2%	14.0%	13.6%	13.8%		13.3%	13.7%
Retirement Plan Services	24.1%	23.2%	24.8%	24.8%	25.3%		24.5%	25.1%
Total	12.1%	11.9%	12.6%	12.1%	12.3%		12.2%	12.2%

Lincoln Financial
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$627	$637	$693	$644	$659	5.1%	$1,256	$1,303	3.7%
Commissions	570	609	689	617	605	6.1%	1,127	1,221	8.3%
Taxes, licenses and fees	80	86	74	100	80	0.0%	178	179	0.6%
Interest and debt expense	81	79	81	81	82	1.2%	161	164	1.9%
Expenses associated with reserve financing
and letters of credit	33	35	25	26	27	-18.2%	65	52	-20.0%
Total adjusted operating commissions and
other expenses incurred	1,391	1,446	1,562	1,468	1,453	4.5%	2,787	2,919	4.7%

Less Amounts Capitalized
General and administrative expenses	(54)	(66)	(74)	(55)	(55)	-1.9%	(108)	(110)	-1.9%
Commissions	(252)	(281)	(360)	(289)	(268)	-6.3%	(490)	(557)	-13.7%
Taxes, licenses and fees	(7)	(15)	(8)	(9)	(8)	-14.3%	(16)	(16)	0.0%
Total amounts capitalized	(313)	(362)	(442)	(353)	(331)	-5.8%	(614)	(683)	-11.2%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,078	1,084	1,120	1,115	1,122	4.1%	2,173	2,236	2.9%

Amortization
Amortization of DAC, VOBA and other intangibles	307	324	328	327	331	7.8%	617	658	6.6%
Total operating commissions and
other expenses	$1,385	$1,408	$1,448	$1,442	$1,453	4.9%	$2,790	$2,894	3.7%

Lincoln Financial
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$28	$25	$28	$18	$36	28.6%	$50	$54	8.0%
Fee income (1)	575	617	624	608	623	8.3%	1,166	1,231	5.6%
Net investment income	487	497	517	525	547	12.3%	953	1,072	12.5%
Other revenues	124	131	139	132	135	8.9%	243	267	9.9%
Total operating revenues	1,214	1,270	1,308	1,283	1,341	10.5%	2,412	2,624	8.8%
Operating expenses:
Benefits and policyholder liability remeasurement	32	24	24	24	47	46.9%	60	71	18.3%
Interest credited	439	459	480	495	513	16.9%	858	1,008	17.5%
Commissions incurred	292	327	374	339	329	12.7%	590	668	13.2%
Other expenses incurred	142	138	162	150	149	4.9%	286	299	4.5%
Amounts capitalized	(144)	(174)	(228)	(187)	(168)	-16.7%	(291)	(354)	-21.6%
Amortization	115	128	127	128	132	14.8%	231	259	12.1%
Total operating expenses	876	902	939	949	1,002	14.4%	1,734	1,951	12.5%
Income (loss) from operations before taxes	338	368	369	334	339	0.3%	678	673	-0.7%
Federal income tax expense (benefit)	51	58	58	59	52	2.0%	101	111	9.9%
Income (loss) from operations	$287	$310	$311	$275	$287	0.0%	$577	$562	-2.6%

Effective Federal Income Tax Rate	15.2%	15.8%	15.7%	17.6%	15.5%		15.0%	16.5%

Return on Average Account Balances, Net of
Reinsurance (bps)	72	73	71	63	64	(8)	71	63	(8)

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$36,256	$38,499	$39,443	$38,659	$42,102	16.1%	$36,256	$42,102	16.1%
Fixed account balances	10,727	11,492	12,388	12,919	13,529	26.1%	10,727	13,529	26.1%
Traditional variable account balances with GLBs	71,527	73,174	72,809	68,484	74,012	3.5%	71,527	74,012	3.5%
Traditional variable account balances without GLBs	49,283	50,914	50,748	48,711	52,646	6.8%	49,283	52,646	6.8%
Total account balances	$167,793	$174,079	$175,388	$168,773	$182,289	8.6%	$167,793	$182,289	8.6%
Percent traditional variable account balances with GLBs	42.6%	42.0%	41.5%	40.6%	40.6%		42.6%	40.6%

Fee Income, Gross of Hedge Allowance	$775	$817	$825	$807	$822	6.1%	$1,565	$1,629	4.1%
Net Investment Income, Net of Reinsurance (2)	465	475	500	508	530	14.0%	908	1,038	14.3%
Interest Credited, Net of Reinsurance (2)	300	314	333	351	367	22.3%	590	717	21.5%

(1) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(2) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$267	$260	$262	$256	$258	-3.4%	$550	$515	-6.4%
Fee income	688	683	696	677	683	-0.7%	1,386	1,359	-1.9%
Net investment income	606	623	643	647	573	-5.4%	1,180	1,220	3.4%
Operating realized gain (loss)	(1)	(1)	—	—	—	100.0%	(3)	—	100.0%
Other revenues	42	45	42	48	58	38.1%	75	106	41.3%
Total operating revenues	1,602	1,610	1,643	1,628	1,572	-1.9%	3,188	3,200	0.4%
Operating expenses:
Benefits and policyholder liability remeasurement	956	961	928	975	894	-6.5%	1,958	1,869	-4.5%
Interest credited	289	298	295	291	293	1.4%	576	585	1.6%
Commissions incurred	111	119	145	112	112	0.9%	210	224	6.7%
Other expenses incurred	191	199	196	183	182	-4.7%	384	364	-5.2%
Amounts capitalized	(128)	(144)	(166)	(130)	(128)	0.0%	(243)	(258)	-6.2%
Amortization of DAC and VOBA	125	129	133	131	131	4.8%	254	261	2.8%
Amortization of deferred loss on business
sold through reinsurance	24	24	24	24	24	0.0%	47	49	4.3%
Total operating expenses	1,568	1,586	1,555	1,586	1,508	-3.8%	3,186	3,094	-2.9%
Income (loss) from operations before taxes	34	24	88	42	64	88.2%	2	106	NM
Federal income tax expense (benefit)	2	(1)	11	1	7	250.0%	(14)	8	157.1%
Income (loss) from operations	$32	$25	$77	$41	$57	78.1%	$16	$98	NM

Effective Federal Income Tax Rate	5.2%	NM	12.6%	3.7%	10.2%		NM	7.6%

Average Account Balances, Net of Reinsurance	$45,147	$47,503	$49,150	$49,232	$50,981	12.9%	$44,769	$50,107	11.9%

In-Force Face Amount
UL and other	$360,617	$361,964	$362,312	$361,544	$362,618	0.6%	$360,617	$362,618	0.6%
Term insurance	707,355	705,069	702,280	698,981	695,497	-1.7%	707,355	695,497	-1.7%
Total in-force face amount	$1,067,972	$1,067,033	$1,064,592	$1,060,525	$1,058,115	-0.9%	$1,067,972	$1,058,115	-0.9%

Lincoln Financial
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,386	$1,352	$1,380	$1,399	$1,420	2.5%	$2,757	$2,819	2.2%
Net investment income	94	98	95	96	98	4.3%	183	194	6.0%
Other revenues	58	57	60	59	58	0.0%	119	116	-2.5%
Total operating revenues	1,538	1,507	1,535	1,554	1,576	2.5%	3,059	3,129	2.3%
Operating expenses:
Benefits and policyholder liability remeasurement	913	923	984	994	971	6.4%	1,908	1,965	3.0%
Interest credited	1	1	1	—	1	0.0%	—	1	NM
Commissions incurred	139	132	137	135	133	-4.3%	272	268	-1.5%
Other expenses incurred	263	260	275	272	275	4.6%	523	545	4.2%
Amounts capitalized	(35)	(36)	(40)	(29)	(30)	14.3%	(67)	(59)	11.9%
Amortization	38	39	40	40	40	5.3%	76	81	6.6%
Total operating expenses	1,319	1,319	1,397	1,412	1,390	5.4%	2,712	2,801	3.3%
Income (loss) from operations before taxes	219	188	138	142	186	-15.1%	347	328	-5.5%
Federal income tax expense (benefit)	46	39	29	30	39	-15.2%	73	69	-5.5%
Income (loss) from operations	$173	$149	$109	$112	$147	-15.0%	$274	$259	-5.5%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Operating Margin (1)	12.5%	11.0%	7.9%	8.0%	10.4%		9.9%	9.2%

Loss Ratios by Product Line
Life	67.2%	59.6%	67.9%	66.9%	62.2%		71.2%	64.5%
Disability	64.2%	73.8%	73.6%	73.4%	71.9%		67.1%	72.6%
Dental	80.4%	78.0%	74.9%	81.6%	82.0%		79.7%	81.8%
Total	65.9%	68.3%	71.4%	71.1%	68.4%		69.2%	69.8%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$80	$85	$89	$86	$93	16.3%	$160	$179	11.9%
Net investment income	252	257	262	260	260	3.2%	503	520	3.4%
Other revenues	(1)	1	1	—	—	100.0%	(5)	—	100.0%
Total operating revenues	331	343	352	346	353	6.6%	658	699	6.2%
Operating expenses:
Interest credited	174	174	174	170	169	-2.9%	344	339	-1.5%
Commissions incurred	28	30	31	29	30	7.1%	55	59	7.3%
Other expenses incurred	87	87	95	97	96	10.3%	179	193	7.8%
Amounts capitalized	(5)	(5)	(6)	(5)	(3)	40.0%	(9)	(8)	11.1%
Amortization	5	4	4	4	4	-20.0%	9	8	-11.1%
Total operating expenses	289	290	298	295	296	2.4%	578	591	2.2%
Income (loss) from operations before taxes	42	53	54	51	57	35.7%	80	108	35.0%
Federal income tax expense (benefit)	5	7	8	8	8	60.0%	9	16	77.8%
Income (loss) from operations	$37	$46	$46	$43	$49	32.4%	$71	$92	29.6%

Effective Federal Income Tax Rate	12.3%	14.2%	14.2%	15.2%	14.8%		12.1%	15.0%

Return on Average Account Balances (bps)	13	15	15	14	15	2	13	14	1

Net Flows by Market
Core Market (1)	$28	$190	$(43)	$(201)	$(56)	NM	$(51)	$(258)	NM
Mid-Large Market	(200)	1,025	(401)	403	(1,918)	NM	(1,933)	(1,515)	21.6%
Multi-Fund® and Other	(413)	(460)	(554)	(415)	(451)	-9.2%	(784)	(865)	-10.3%

Net Flows – Trailing Twelve Months	$(2,850)	$(2,746)	$(3,012)	$(1,041)	$(2,881)	-1.1%	$(2,850)	$(2,881)	-1.1%

Base Spreads, Excluding Variable
Investment Income (2)	0.99%	1.07%	1.10%	1.16%	1.19%	20	1.01%	1.18%	17

(1) Formerly referred to as “Small Market.”
(2) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Other Operations
Operating revenues:
Insurance premiums	$—	$—	$—	$—	$—	NM	$1	$1	0.0%
Net investment income	25	33	46	52	63	152.0%	69	115	66.7%
Other revenues	16	17	10	5	21	31.3%	24	26	8.3%
Total operating revenues	41	50	56	57	84	104.9%	94	142	51.1%
Operating expenses:
Benefits and policyholder liability remeasurement	7	4	2	7	9	28.6%	11	17	54.5%
Interest credited	13	22	34	43	48	269.2%	27	90	233.3%
Other expenses incurred	56	72	64	68	63	12.5%	123	131	6.5%
Interest and debt expense	81	79	81	81	82	1.2%	161	164	1.9%
Total operating expenses	157	177	181	199	202	28.7%	322	402	24.8%
Income (loss) from operations before taxes	(116)	(127)	(125)	(142)	(118)	-1.7%	(228)	(260)	-14.0%
Federal income tax expense (benefit)	(25)	(28)	(27)	(31)	(28)	-12.0%	(42)	(59)	-40.5%
Income (loss) from operations	$(91)	$(99)	$(98)	$(111)	$(90)	1.1%	$(186)	$(201)	-8.1%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$114,477	$120,815	$124,093	$123,562	$117,200	2.4%	$118,954	$123,562	3.9%
Gross deposits	1,351	1,642	1,726	1,401	1,312	-2.9%	2,985	2,713	-9.1%
Surrenders, withdrawals and benefits	(3,451)	(3,843)	(4,066)	(3,982)	(3,975)	-15.2%	(7,129)	(7,957)	-11.6%
Net flows	(2,100)	(2,201)	(2,340)	(2,581)	(2,663)	-26.8%	(4,144)	(5,244)	-26.5%
Policyholder assessments	(639)	(670)	(674)	(664)	(671)	-5.0%	(1,292)	(1,334)	-3.3%
Change in market value and reinvestment	9,077	6,149	2,483	(3,117)	12,796	41.0%	7,297	9,678	32.6%
Balance as of end-of-period, gross	120,815	124,093	123,562	117,200	126,662	4.8%	120,815	126,662	4.8%
Account balances reinsured	(5)	(5)	(5)	(5)	(4)	20.0%	(5)	(4)	20.0%
Balance as of end-of-period, net	$120,810	$124,088	$123,557	$117,195	$126,658	4.8%	$120,810	$126,658	4.8%

RILA
Balance as of beginning-of-period	$33,527	$36,256	$38,499	$39,443	$38,659	15.3%	$34,310	$39,443	15.0%
Gross deposits	1,447	1,457	1,936	1,822	1,599	10.5%	2,739	3,421	24.9%
Surrenders, withdrawals and benefits	(938)	(1,106)	(1,370)	(1,539)	(1,821)	-94.1%	(1,788)	(3,360)	-87.9%
Net flows	509	351	566	283	(222)	NM	951	61	-93.6%
Policyholder assessments	(4)	(4)	(4)	(4)	(4)	0.0%	(8)	(9)	-12.5%
Change in market value and reinvestment	341	392	402	381	448	31.4%	686	830	21.0%
Change in fair value of embedded derivative instruments
and other	1,883	1,504	(20)	(1,444)	3,221	71.1%	317	1,777	NM
Balance as of end-of-period, gross	$36,256	$38,499	$39,443	$38,659	$42,102	16.1%	$36,256	$42,102	16.1%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Fixed Annuities
Balance as of beginning-of-period	$26,039	$26,832	$27,874	$28,728	$28,974	11.3%	$25,963	$28,728	10.6%
Gross deposits	1,226	1,371	1,228	718	609	-50.3%	2,099	1,327	-36.8%
Surrenders, withdrawals and benefits	(797)	(664)	(681)	(616)	(641)	19.6%	(1,744)	(1,258)	27.9%
Net flows	429	707	547	102	(32)	NM	355	69	-80.6%
Policyholder assessments	(15)	(14)	(16)	(15)	(15)	0.0%	(30)	(30)	0.0%
Reinvested interest credited	228	238	255	256	266	16.7%	438	523	19.4%
Change in fair value of embedded derivative instruments
and other	151	111	68	(97)	225	49.0%	106	128	20.8%
Balance as of end-of-period, gross	26,832	27,874	28,728	28,974	29,418	9.6%	26,832	29,418	9.6%
Account balances reinsured	(16,105)	(16,382)	(16,340)	(16,055)	(15,889)	1.3%	(16,105)	(15,889)	1.3%
Balance as of end-of-period, net	$10,727	$11,492	$12,388	$12,919	$13,529	26.1%	$10,727	$13,529	26.1%

Total
Balance as of beginning-of-period	$174,043	$183,903	$190,466	$191,733	$184,833	6.2%	$179,227	$191,733	7.0%
Gross deposits	4,024	4,470	4,890	3,941	3,520	-12.5%	7,823	7,461	-4.6%
Surrenders, withdrawals and benefits	(5,186)	(5,613)	(6,117)	(6,137)	(6,437)	-24.1%	(10,661)	(12,575)	-18.0%
Net flows	(1,162)	(1,143)	(1,227)	(2,196)	(2,917)	NM	(2,838)	(5,114)	-80.2%
Policyholder assessments	(658)	(688)	(694)	(683)	(690)	-4.9%	(1,330)	(1,373)	-3.2%
Change in market value, reinvestment and interest credited	9,646	6,779	3,140	(2,480)	13,510	40.1%	8,421	11,031	31.0%
Change in fair value of embedded derivative instruments
and other	2,034	1,615	48	(1,541)	3,446	69.4%	423	1,905	NM
Balance as of end-of-period, gross	183,903	190,466	191,733	184,833	198,182	7.8%	183,903	198,182	7.8%
Account balances reinsured	(16,110)	(16,387)	(16,345)	(16,060)	(15,893)	1.3%	(16,110)	(15,893)	1.3%
Balance as of end-of-period, net	$167,793	$174,079	$175,388	$168,773	$182,289	8.6%	$167,793	$182,289	8.6%

Lincoln Financial
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
General Account
Balance as of beginning-of-period	$36,220	$36,116	$36,008	$35,986	$35,723	-1.4%	$36,599	$35,986	-1.7%
Gross deposits	847	851	993	837	800	-5.5%	1,713	1,637	-4.4%
Withdrawals and deaths	(372)	(357)	(327)	(403)	(356)	4.3%	(818)	(759)	7.2%
Net flows	475	494	666	434	444	-6.5%	895	878	-1.9%
Transfers between general and separate accounts	49	72	48	68	86	75.5%	63	154	144.4%
Policyholder assessments	(1,102)	(1,114)	(1,130)	(1,095)	(1,075)	2.5%	(2,205)	(2,170)	1.6%
Reinvested interest credited	360	367	361	357	364	1.1%	715	721	0.8%
Change in fair value of embedded derivative instruments
and other	114	73	33	(27)	148	29.8%	49	121	146.9%
Balance as of end-of-period, gross	36,116	36,008	35,986	35,723	35,690	-1.2%	36,116	35,690	-1.2%
Account balances reinsured	(14,816)	(14,658)	(14,500)	(14,304)	(14,127)	4.7%	(14,816)	(14,127)	4.7%
Balance as of end-of-period, net	$21,300	$21,350	$21,486	$21,419	$21,563	1.2%	$21,300	$21,563	1.2%

Separate Account
Balance as of beginning-of-period	$28,106	$30,616	$33,252	$34,038	$33,237	18.3%	28,841	$34,038	18.0%
Gross deposits	434	1,396	464	416	873	101.2%	787	1,290	63.9%
Withdrawals and deaths	(276)	(231)	(156)	(216)	(184)	33.3%	(480)	(400)	16.7%
Net flows	158	1,165	308	200	689	NM	307	890	189.9%
Transfers between general and separate accounts	(48)	(71)	(48)	(68)	(86)	-79.2%	(63)	(154)	NM
Policyholder assessments	(248)	(251)	(255)	(252)	(256)	-3.2%	(494)	(508)	-2.8%
Change in market value and reinvestment	2,648	1,793	781	(681)	4,285	61.8%	2,025	3,603	77.9%
Balance as of end-of-period, gross	30,616	33,252	34,038	33,237	37,869	23.7%	30,616	37,869	23.7%
Account balances reinsured	(5,629)	(5,883)	(5,943)	(5,772)	(6,354)	-12.9%	(5,629)	(6,354)	-12.9%
Balance as of end-of-period, net	$24,987	$27,369	$28,095	$27,465	$31,515	26.1%	$24,987	$31,515	26.1%

Total
Balance as of beginning-of-period	$64,326	$66,732	$69,260	$70,024	$68,960	7.2%	$65,440	$70,024	7.0%
Gross deposits	1,281	2,247	1,457	1,253	1,673	30.6%	2,500	2,927	17.1%
Withdrawals and deaths	(648)	(588)	(483)	(619)	(540)	16.7%	(1,298)	(1,159)	10.7%
Net flows	633	1,659	974	634	1,133	79.0%	1,202	1,768	47.1%
Transfers between general and separate accounts	1	1	—	—	—	-100.0%	—	—	NM
Policyholder assessments	(1,350)	(1,365)	(1,385)	(1,347)	(1,331)	1.4%	(2,699)	(2,678)	0.8%
Change in market value and reinvestment	3,008	2,160	1,142	(324)	4,649	54.6%	2,740	4,324	57.8%
Change in fair value of embedded derivative instruments
and other	114	73	33	(27)	148	29.8%	49	121	146.9%
Balance as of end-of-period, gross	66,732	69,260	70,024	68,960	73,559	10.2%	66,732	73,559	10.2%
Account balances reinsured	(20,445)	(20,541)	(20,443)	(20,076)	(20,481)	-0.2%	(20,445)	(20,481)	-0.2%
Balance as of end-of-period, net	$46,287	$48,719	$49,581	$48,884	$53,078	14.7%	$46,287	$53,078	14.7%

Lincoln Financial
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
General Account
Balance as of beginning-of-period	$23,479	$23,700	$23,852	$23,843	$23,694	0.9%	$23,619	$23,843	0.9%
Gross deposits	1,109	1,090	1,054	880	901	-18.8%	1,921	1,781	-7.3%
Withdrawals	(1,103)	(1,287)	(1,350)	(1,279)	(1,470)	-33.3%	(2,433)	(2,749)	-13.0%
Net flows	6	(197)	(296)	(399)	(569)	NM	(512)	(968)	-89.1%
Transfers between fixed and variable accounts	44	171	114	86	131	197.7%	254	217	-14.6%
Policyholder assessments	(4)	(4)	(4)	(5)	(5)	-25.0%	(8)	(9)	-12.5%
Reinvested interest credited	175	182	177	169	168	-4.0%	347	336	-3.2%
Balance as of end-of-period	$23,700	$23,852	$23,843	$23,694	$23,419	-1.2%	$23,700	$23,419	-1.2%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$85,754	$92,683	$98,900	$100,197	$98,151	14.5%	$88,962	$100,197	12.6%
Gross deposits	2,485	3,918	2,885	3,262	2,835	14.1%	5,788	6,097	5.3%
Withdrawals	(3,076)	(2,966)	(3,587)	(3,076)	(4,691)	-52.5%	(8,044)	(7,767)	3.4%
Net flows	(591)	952	(702)	186	(1,856)	NM	(2,256)	(1,670)	26.0%
Transfers between fixed and variable accounts	(54)	(149)	(101)	(82)	(129)	NM	(253)	(211)	16.6%
Policyholder assessments	(69)	(73)	(75)	(76)	(77)	-11.6%	(138)	(154)	-11.6%
Change in market value and reinvestment	7,643	5,487	2,175	(2,074)	11,259	47.3%	6,368	9,186	44.3%
Balance as of end-of-period	$92,683	$98,900	$100,197	$98,151	$107,348	15.8%	$92,683	$107,348	15.8%

Total
Balance as of beginning-of-period	$109,233	$116,383	$122,752	$124,040	$121,845	11.5%	$112,581	$124,040	10.2%
Gross deposits	3,594	5,008	3,939	4,142	3,736	4.0%	7,709	7,878	2.2%
Withdrawals	(4,179)	(4,253)	(4,937)	(4,355)	(6,161)	-47.4%	(10,477)	(10,516)	-0.4%
Net flows	(585)	755	(998)	(213)	(2,425)	NM	(2,768)	(2,638)	4.7%
Transfers between fixed and variable accounts	(10)	22	13	4	2	120.0%	1	6	NM
Policyholder assessments	(73)	(77)	(79)	(81)	(82)	-12.3%	(146)	(163)	-11.6%
Change in market value and reinvestment	7,818	5,669	2,352	(1,905)	11,427	46.2%	6,715	9,522	41.8%
Balance as of end-of-period	$116,383	$122,752	$124,040	$121,845	$130,767	12.4%	$116,383	$130,767	12.4%

Lincoln Financial
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 6/30/25		As of 12/31/25		As of 6/30/26
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$12,685	14.4%	$13,135	14.3%	$13,249	13.9%
Basic industry	2,868	3.2%	2,749	3.0%	2,745	2.9%
Capital goods	5,507	6.2%	5,574	6.1%	5,520	5.8%
Communications	2,752	3.1%	2,936	3.2%	3,071	3.2%
Consumer cyclical	5,351	6.0%	5,360	5.8%	5,353	5.6%
Consumer non-cyclical	12,438	14.1%	12,623	13.6%	12,825	13.4%
Energy	2,486	2.8%	2,487	2.7%	2,536	2.7%
Technology	4,042	4.6%	4,307	4.7%	4,224	4.4%
Transportation	3,216	3.6%	3,243	3.5%	3,198	3.4%
Industrial other	2,268	2.6%	2,346	2.6%	2,357	2.5%
Utilities	11,399	12.9%	11,459	12.4%	11,490	12.0%
Government-related entities	1,133	1.3%	1,108	1.2%	1,107	1.2%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,709	1.9%	1,715	1.9%	1,653	1.7%
Non-agency backed	383	0.4%	399	0.4%	365	0.4%
Commercial mortgage-backed securities ("CMBS")	1,987	2.2%	2,503	2.7%	2,916	3.1%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,161	9.2%	8,512	9.3%	9,484	9.9%
Other ABS	6,542	7.4%	7,713	8.4%	9,484	9.9%
Municipals	2,511	2.8%	2,424	2.6%	2,378	2.5%
United States and foreign government	872	1.0%	1,153	1.3%	1,241	1.3%
Hybrid and redeemable preferred securities	248	0.3%	236	0.3%	208	0.2%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	88,558	100.0%	91,982	100.0%	95,404	100.0%

Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	506		434		419
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	307		561		398
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	89,371		92,977		96,221
Modified coinsurance and funds withheld investments	11,426		10,738		9,454
Total fixed maturity AFS, trading and equity securities	$100,797		$103,715		$105,675

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on pages 23 and 24 as we have a limited economic interest in the assets.

Lincoln Financial
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 6/30/25		As of 12/31/25		As of 6/30/26
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$53,585	60.4%	$55,596	60.4%	$58,223	61.0%
NAIC 2 (BBB)	31,935	36.1%	33,291	36.2%	34,130	35.8%
Total investment grade	85,520	96.5%	88,887	96.6%	92,353	96.8%

NAIC 3 (BB)	934	1.1%	994	1.1%	1,090	1.1%
NAIC 4 (B)	1,952	2.2%	1,966	2.1%	1,820	1.9%
NAIC 5 (CCC and lower)	78	0.1%	63	0.1%	107	0.1%
NAIC 6 (in or near default)	74	0.1%	72	0.1%	34	0.1%
Total below investment grade	3,038	3.5%	3,095	3.4%	3,051	3.2%
Total	$88,558	100.0%	$91,982	100.0%	$95,404	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,329	76.3%	$12,814	73.3%	$12,353	70.5%
CM2 (BBB)	4,083	23.4%	4,527	25.9%	4,952	28.3%
CM3-7 (BB and lower) (3)	61	0.3%	141	0.8%	203	1.2%
Total	$17,473	100.0%	$17,482	100.0%	$17,508	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$66,914	63.1%	$68,410	62.5%	$70,576	62.5%
BBB	36,018	34.0%	37,818	34.5%	39,082	34.6%
BB and lower	3,099	2.9%	3,236	3.0%	3,254	2.9%
Total	$106,031	100.0%	$109,464	100.0%	$112,912	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM Ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.
(3) Includes mortgage fund limited partnerships classified as CM3 that are included in “Other investments” on the Consolidated Balance Sheets.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Net Income
Net income (loss) available to common stockholders – diluted	$688	$411	$745	$(211)	$1,321	92.0%	$(69)	$1,109	NM
Less:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(46)	(46)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	2	(5)	—	NM	—	(5)	NM
Net income (loss)	699	445	754	(172)	1,332	90.6%	(23)	1,160	NM
Less:
Net annuity product features, pre-tax (1)	405	410	515	(695)	1,497	269.6%	(687)	802	216.7%
Net life insurance product features, pre-tax	(58)	(22)	(5)	22	(50)	13.8%	(15)	(28)	-86.7%
Credit loss-related adjustments, pre-tax	(25)	(38)	(43)	(20)	(37)	-48.0%	(53)	(57)	-7.5%
Investment gains (losses), pre-tax	(81)	(35)	(101)	(42)	(197)	NM	(183)	(239)	-30.6%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax (2)	14	(191)	65	179	(85)	NM	(76)	94	223.7%
Gains (losses) on other non-financial assets, pre-tax	—	—	(14)	(6)	—	NM	—	(6)	NM
Other items, pre-tax (3)(4)(5)(6)(7)	75	(105)	(27)	(111)	(12)	NM	40	(123)	NM
Income tax benefit (expense) related to the above
pre-tax items	(69)	(5)	(81)	141	(234)	NM	199	(93)	NM
Total adjustments	261	14	309	(532)	882	237.9%	(775)	350	145.2%
Adjusted income (loss) from operations	438	431	445	360	450	2.7%	752	810	7.7%
Add:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(46)	(46)	0.0%
Adjusted income (loss) from operations available
to common stockholders	$427	$397	$434	$326	$439	2.8%	$706	$764	8.2%

(1) Includes changes in MRBs of $(1,302) million, $932 million, $337 million, $374 million, $(997) million and $1,450 million; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $268 million, $(605) million, $30 million, $44 million, $177 million and $(115) million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $(58) million, $78 million, $43 million, $97 million, $125 million and $162 million for the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025, first quarter of 2026 and second quarter of 2026.

(2) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(3) For the third quarter of 2025, includes certain legal accruals of $(9) million; for the fourth quarter of 2025, includes certain regulatory accruals of $2 million; for the first quarter of 2026, includes certain legal accruals of $(122) million.

(4) Includes severance expense related to initiatives to realign the workforce of $(6) million, $(2) million, $(5) million, $(11) million, $(7) million and $(11) million in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025, first quarter of 2026 and second quarter of 2026, respectively.

(continued on the next page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

(continued from the previous page)

(5) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(20) million and $(5) million in the first quarter of 2025 and fourth quarter of 2025, respectively, related to the sale of our wealth management business; $(18) million and $(3) million in the second quarter of 2025 and fourth quarter of 2025, respectively, primarily related to the Bain Capital transaction; $(55) million in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(22) million in the third quarter of 2025 related to Life Insurance segment persistency optimization.

(6) Includes deferred compensation mark-to-market adjustment of $(9) million, $1 million, $(14) million, $(10) million, $18 million and $(1) million in the first quarter of 2025, second quarter of 2025, third quarter of 2025, fourth quarter of 2025, first quarter of 2026 and second quarter of 2026, respectively.

(7) Includes gain on early extinguishment of debt of $94 million in the second quarter of 2025.

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Revenues
Total revenues	$4,044	$4,555	$4,922	$5,306	$4,542	12.3%	$8,735	$9,848	12.7%
Less:
Revenue adjustments from annuity
and life insurance product features	(590)	39	121	327	(65)	89.0%	(364)	262	172.0%
Credit loss-related adjustments	(25)	(38)	(43)	(20)	(37)	-48.0%	(53)	(57)	-7.5%
Investment gains (losses)	(81)	(35)	(101)	(42)	(197)	NM	(183)	(239)	-30.6%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans (1)	14	(191)	65	179	(85)	NM	(76)	94	223.7%
Gains (losses) on other non-financial assets	—	—	(14)	(6)	—	NM	—	(6)	NM
Adjusted operating revenues	$4,726	$4,780	$4,894	$4,868	$4,926	4.2%	$9,411	$9,794	4.1%

(1) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter of 2023 reinsurance transaction.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$3.80	$2.12	$3.80	$(1.10)	$6.72	76.8%	$(0.39)	$5.65	NM
Less:
Net annuity product features, pre-tax (1)	2.24	2.11	2.62	(3.60)	7.62	240.2%	(3.94)	4.09	203.8%
Net life insurance product features, pre-tax	(0.32)	(0.11)	(0.02)	0.12	(0.26)	18.8%	(0.08)	(0.14)	-75.0%
Credit loss-related adjustments, pre-tax	(0.14)	(0.20)	(0.22)	(0.10)	(0.19)	-35.7%	(0.31)	(0.29)	6.5%
Investment gains (losses), pre-tax	(0.45)	(0.18)	(0.51)	(0.22)	(1.00)	NM	(1.05)	(1.22)	-16.2%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax	0.08	(0.98)	0.34	0.92	(0.44)	NM	(0.43)	0.48	211.6%
Gains (losses) on other non-financial assets, pre-tax	—	—	(0.07)	(0.03)	—	NM	—	(0.03)	NM
Other items, pre-tax (2)(3)(4)(5)(6)	0.42	(0.53)	(0.14)	(0.58)	(0.06)	NM	0.23	(0.63)	NM
Income tax benefit (expense) related
to the above pre-tax items	(0.39)	(0.03)	(0.41)	0.73	(1.19)	NM	1.14	(0.48)	NM
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss)	—	—	—	—	—	NM	0.08	(0.02)	NM
Adjusted income (loss) from operations	$2.36	$2.04	$2.21	$1.66	$2.24	-5.1%	$3.97	$3.89	-2.0%

(continued on the next page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

(continued from the previous page)

(1) Includes changes in MRBs of $5.15, $1.74, $1.91, $(5.17), $7.39, $(2.12) and $2.31; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $(3.34), $0.15, $0.22, $0.92, $(0.59), $(1.93) and $0.32; changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $0.43, $0.22, $0.49, $0.65, $0.82, $0.11 and $1.46 for the second quarter of 2025, third quarter of 2025, fourth quarter of 2025, first quarter of 2026, second quarter of 2026, six months ended 2025 and six months ended 2026, respectively.

(2) For the third quarter of 2025, includes certain legal accruals of $(0.05); for the fourth quarter of 2025, includes certain regulatory accruals of $0.01; for the first quarter of 2026, includes certain legal accruals of $(0.63). For the six months ended 2026, includes certain legal accruals of $(0.62).

(3) Includes severance expense related to initiatives to realign the workforce of $(0.01), $(0.02), $(0.06), $(0.04), $(0.06), $(0.05) and $(0.10) in the second quarter of 2025, third quarter of 2025, fourth quarter of 2025, first quarter of 2026, second quarter of 2026, six months ended 2025 and six months ended 2026, respectively.

(4) Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(0.10) and $(0.01) in the second quarter of 2025 and fourth quarter of 2025, respectively, primarily related to the Bain Capital transaction; $(0.03) in the fourth quarter of 2025 related to the sale of our wealth management business; $(0.28) in the third quarter of 2025 of transaction costs related to restructuring certain captive reinsurance subsidiaries; and $(0.11) in the third quarter of 2025 related to Life Insurance segment persistency optimization; for the six months ended 2025, includes $(0.11) related to the sale of our wealth management business and $(0.11) related to the Bain Capital transaction.

(5) Includes deferred compensation mark-to-market adjustment of $0.01, $(0.07), $(0.05), $0.09, $(0.04), and $0.09 in the second quarter of 2025, third quarter of 2025, fourth quarter of 2025, first quarter of 2026, six months ended 2025 and six months ended 2026 respectively.

(6) Includes gain on early extinguishment of debt of $0.52 and $0.54 in the second quarter of 2025 and six months ended 2025, respectively.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended

	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	Change	6/30/25	6/30/26	Change
Stockholders’ Equity, End-of-Period
Stockholders’ equity	$9,548	$10,452	$10,906	$10,212	$11,349	18.9%	$9,548	$11,349	18.9%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(4,392)	(3,839)	(4,058)	(4,467)	(4,578)	-4.2%	(4,392)	(4,578)	-4.2%
Stockholders’ equity, excluding AOCI and preferred stock	12,954	13,305	13,978	13,693	14,941	15.3%	12,954	14,941	15.3%
Changes in MRBs	2,869	3,136	3,431	2,643	3,789	32.1%	2,869	3,789	32.1%
GLB and GDB hedge instruments gains (losses)	(3,602)	(3,706)	(3,812)	(3,829)	(4,070)	-13.0%	(3,602)	(4,070)	-13.0%
Reinsurance-related embedded derivatives and portfolio
gains (losses)	(186)	(305)	(236)	(108)	(118)	36.6%	(186)	(118)	36.6%
Adjusted stockholders’ equity	$13,873	$14,180	$14,595	$14,987	$15,340	10.6%	$13,873	$15,340	10.6%

Stockholders’ Equity, Average
Stockholders’ equity	$8,871	$10,000	$10,679	$10,559	$10,780	21.5%	$8,551	$10,670	24.8%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(4,349)	(4,116)	(3,948)	(4,262)	(4,523)	-4.0%	(4,510)	(4,392)	2.6%
Stockholders’ equity, excluding AOCI and preferred stock	12,234	13,130	13,641	13,835	14,317	17.0%	12,075	14,076	16.6%
Changes in MRBs	2,501	3,002	3,283	3,037	3,216	28.6%	2,575	3,127	21.4%
GLB and GDB hedge instruments gains (losses)	(3,297)	(3,654)	(3,759)	(3,820)	(3,949)	-19.8%	(3,162)	(3,885)	-22.9%
Reinsurance-related embedded derivatives and portfolio
gains (losses)	(191)	(245)	(270)	(172)	(113)	40.8%	(182)	(142)	22.0%
Adjusted average stockholders' equity	$13,221	$14,027	$14,387	$14,790	$15,163	14.7%	$12,844	$14,976	16.6%

Book Value Per Common Share
Book value per share	$44.91	$49.56	$51.88	$47.87	$53.68	19.5%	$44.91	$53.68	19.5%
Less:
AOCI	(23.04)	(20.10)	(21.22)	(23.19)	(23.71)	-2.9%	(23.04)	(23.71)	-2.9%
Book value per share, excluding AOCI	67.95	69.66	73.10	71.06	77.39	13.9%	67.95	77.39	13.9%
Less:
Changes in MRBs	15.05	16.42	17.94	13.72	19.63	30.4%	15.05	19.63	30.4%
GLB and GDB hedge instruments gains (losses)	(18.89)	(19.40)	(19.94)	(19.87)	(21.08)	-11.6%	(18.89)	(21.08)	-11.6%
Reinsurance-related embedded derivatives and portfolio
gains (losses)	(0.98)	(1.59)	(1.23)	(0.56)	(0.61)	37.8%	(0.98)	(0.61)	37.8%
Adjusted book value per share	$72.77	$74.23	$76.33	$77.77	$79.45	9.2%	$72.77	$79.45	9.2%